UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2007

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York 10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: 212 809-3542

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 28, 2007, NYFIX, Inc. (the “Company”) issued a press release, (the “Press Release”), which includes certain information regarding its expectations for filing with the SEC its quarterly reports on Form 10-Q for the first three quarters of 2006; its annual report on Form 10-K for 2006, which contains audited financial statements; and its quarterly report on Form 10-Q for the first quarter of 2007. A copy of the Press Release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of NYFIX, Inc. dated June 28, 2007, “NYFIX PROVIDES UPDATE ON SEC FINANCIAL DOCUMENT FILING TIMELINE.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:

Name: Scott Bloom
Title: Secretary

Dated: July 3, 2007

EXHIBIT INDEX

99.1	Press release of NYFIX, Inc. dated June 28, 2007, “NYFIX PROVIDES UPDATE ON SEC FINANCIAL DOCUMENT FILING TIMELINE.”